
amaze
WE ARE CREATOR POWERED COMMERCE

PLEASE TAKE THE TIME TO READ THESE IMPORTANT DISCLAIMERS, WARNINGS AND CLARIFICATIONS

Amaze Software, Inc. ("Amaze") has prepared this presentation.

This presentation contains information about a proposed business combination (the "Business Combination") between Amaze (through its soon to be parent company, Adifex Holdings LLC), Fresh Vine Wine, Inc. (referred to as "VINE"), Amaze Holdings Inc. ("Pubco"), and the other signatories thereto through that certain business combination agreement dated November 4, 2024 (the "Business Combination Agreement"). The information contained in this presentation does not purport to be all-inclusive and the information is preliminary and subject to change and such changes may be material. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Business Combination or the accuracy or adequacy of this presentation. Neither Amaze nor VINE provide any guarantees of any kind that the Business Combination will be consummated. This presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase, any securities of Amaze, VINE or any of their respective affiliates. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the "Securities Act"), or an exemption, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be effected.

In connection with the proposed Business Combination, Pubco will file a registration statement on Form S-4 (the "Registration Statement") with the Securities Exchange Commission (the "SEC") which will include a preliminary proxy statement to be distributed to shareholders of VINE in connection with VINE's solicitation of proxies for the vote by its shareholders with respect to the Business Combination. VINE may also file other documents with the SEC regarding the Business Combination, and prospective investors, before making any investment or voting decision, shareholders and other interested persons are advised to read, when available, the Registration Statement and preliminary proxy statement/prospectus and any amendments thereto, and the definitive proxy statement/prospectus in connection with VINE's solicitation of proxies for the special meeting to be held to approve the transactions contemplated by the Business Combination. Shareholders will also be able to obtain a copy of the preliminary proxy statement/prospectus and the definitive proxy statement/prospectus once they are available, without charge, at the SEC's website at www.sec.gov, or by directing a request to: VINE, P.O. Box 78984, Charlotte, NC 29271.

The information set forth in this presentation has been prepared for informational purposes and should be read in conjunction with the Registration Statement when filed. In addition, the information contained in this presentation is as of the date hereof, and Amaze and VINE have no obligation to update such information, including if such information becomes inaccurate. The delivery of this presentation and the information contained herein shall not create any liability or obligation whatsoever for VINE or Amaze. No representations or warranties are made by Amaze or VINE or any of their affiliates as to the accuracy or completeness of any statements contained in this presentation or any additional materials. This presentation should not be considered as a recommendation by Amaze or VINE or any of their respective agents to acquire any securities or to enter any transaction.

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that reflect current views of Amaze or VINE with respect to, among other things, operations and financial performance. Forward-looking statements may be identified by the use of words such as "anticipate," "assume," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "future," "will," "seek," "foreseeable" and similar terms and phrases in this presentation. All statements about the future are forward looking statements unless unambiguously noted otherwise. Forward-looking statements contained in this presentation are based on Amaze's current expectations and are subject to changes in circumstances and other risks and uncertainties. Given Amaze's rapid growth and the significant impact of the proposed merger, the likelihood of discrepancies in these forward-looking statements is increased. Amaze and VINE cannot assure you that future developments affecting Amaze or VINE will be those that Amaze or VINE have anticipated. Actual results may differ materially from these expectations due to changes in global, regional or local economic, business, competitive, market, regulatory and other factors, many of which are beyond the control of VINE or Amaze. Any forward-looking statement made by Amaze or VINE in this presentation speaks only as of the date of this presentation. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for Amaze or VINE to predict all of them. Amaze or VINE may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, investments or other strategic transactions Amaze may make. Amaze and VINE undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

PLEASE TAKE THE TIME TO READ THESE IMPORTANT DISCLAIMERS, WARNINGS AND CLARIFICATIONS

amaze

There are numerous risks that could cause statements made in this presentation or in the Registration Statement that could affect Amaze. Risk factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of VINE's securities, (ii) the risk that the Business Combination may not be completed by VINE's business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by VINE, (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the requirements that the Business Combination Agreement and the transactions contemplated thereby be approved by the shareholders of VINE and by the shareholders of Amaze, respectively, (iv) the failure to obtain regulatory approvals and any other third party consents, as applicable, as may be required to consummate the Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (vi) the effect of the announcement or pendency of the Business Combination on Amaze's business relationships, operating results, and business generally, (vii) risks that the proposed transaction disrupts current plans and operations of Amaze, (viii) the outcome of any legal proceedings that may be instituted against Amaze or against VINE related to the Business Combination Agreement or the Business Combination, (ix) the ability to maintain the listing of VINE's securities on the NYSE American, (x) changes in the competitive market in which Amaze operates, variations in performance across competitors, changes in laws and regulations affecting Amaze's business and changes in the capital structure of the combined company after the closing, (xi) the ability to implement business plans, growth, marketplace, customer pipeline and other expectations after the completion of the Business Combination, and identify and realize additional opportunities, (xiii) the potential inability of Amaze to achieve its business and growth plans, (xiv) the ability of Amaze to enforce its current material contracts or to secure long-term or other committed contracts with new or existing customers on terms favorable to Amaze, (xv) the risk that Amaze will need to raise additional capital to execute its business plans, which may not be available on acceptable terms or at all; (xvi) the risk that Amaze experiences difficulties in managing its growth and expanding operations; (xvii) the risk of our cyber security measures being unable to prevent hacking or disruption to our customers; and (xviii) the risk of economic downturn and increased competition. The foregoing list of factors is not exhaustive. Recipients should carefully consider such factors and the other risks and uncertainties described and to be described in the "Risk Factors" sections of the Registration Statement when filed, VINE's Annual Report on Form 10-K for the year ended 2023, as filed with the SEC on March 8, 2024, and subsequent periodic reports filed by VINE with the SEC, and other documents filed or to be filed by VINE from time to time with the SEC.

The presentation also includes industry and market data from third-party sources, which Amaze believes to be reliable but which neither Amaze, no VINE, nor any other party has not independently verified. You are cautioned not to give undue weight to such industry and market data. Trademarks, trade names, and service marks mentioned in the presentation are owned by Amaze, VINE, or another entity, and their use does not imply endorsement or sponsorship.

This presentation may also contain trademarks, trade names and service marks of other parties, and Amaze does not intend its use or display of other parties' trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of Amaze by, these other parties.

Non-GAAP Financial Measures

The KPIs shown in this presentation are non-GAAP metrics. These non-GAAP financial measures are not defined by GAAP and should not be considered in isolation or as an alternative financial statements prepared in accordance with GAAP.

Participants in the Solicitation

VINE and Amaze and their respective directors and executive officers may be deemed participants in the solicitation of proxies of VINE's shareholders in connection with the Business Combination. VINE's shareholders and other interested persons may obtain more detailed information regarding the names, affiliations and interests of certain of VINE executive officers and directors in the solicitation by reading, in addition to the information contained in the Registration Statement to be filed, VINE's Annual Report on Form 10-K for the year ended 2023, as filed with the SEC on March 8, 2024, VINE's Quarterly Report on Form 10-Q for the year ended September 30, 2024, and VINE's other filings with the SEC. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination, which may, in some cases, be different from those of shareholders generally, is set forth in the Registration Statement. These documents can be obtained free of charge from the source indicated above.

To better understand AMAZE, VINE, and the Business Combination please read the most recent filed copy of the Registration Statement, when filed, with the SEC.

EMPOWERING ANYONE TO SELL ANYTHING, ANYWHERE.

WITH SIMPLE TOOLS
THAT CONNECT

amaze


Events
Friends
Posts
Bookmarks
Products
Wallet



amaze

WE ARE CREATOR POWERED COMMERCE.

CREATORS HAVE EVOLVED FROM PRODUCT CURATORS TO INFLUENCING THE ENTIRE CUSTOMER JOURNEY

Source: Antler

STORES LAUNCHED	UNIQUE VISITORS	UNIQUE BUYERS
12.3M	1.2B	21.2M
All Time	All Time	All Time

CREATOR POWERED COMMERCE

FOR THE FIRST TIME IN HISTORY, CREATORS—AND THEIR FANS—ARE POWERING A NEW ECONOMY.

THERE ARE 303M CREATORS WORLDWIDE, AND THE CREATOR ECONOMY IS EXPECTED TO GROW INTO A $480B MARKET BY 2027

Adobe "Future of Creativity" Study, 2023
Goldman Sachs


amaze


amaze

PROBLEM: CREATOR MONETIZATION IS CHALLENGING

97% OF YOUTUBERS DON'T MAKE ENOUGH TO BE CONSIDERED MAKING A SUSTAINABLE LIVING.

SOCIAL PLATFORMS KEEP CHANGING ALGORITHMS MAKING RELIABLE MONETIZATION HARD.

BRAND PARTNERSHIPS CAN COST THEIR AUTHENTICITY WHILE AGENCIES COST THEM PROFITS.

E-COMMERCE IS GROWING BUT ESTABLISHING AND OPERATING AN ONLINE STORE INVOLVES HIGH RISKS.

amaze

SOLUTION: OUR CORE TECH PLATFORMS

Studio
by amaze


HOSSEGOR
MORE WAVE LIFE
High Performance Surfboard
Cart
Canggu Surfboard
1
$750
SUBTOTAL
$750
Shipping and discount codes are added at checkout.
CHECKOUT
CANGGU

TAM $9B

SPRING
by amaze


Sales Evolution, $

TAM $770B

Teespring
by amaze


HEAT HAVEN

TAM $10B

HOW CREATORS MONETIZE WITH AMAZE

amaze

DISCOVER



Studio
You are not eligible for monetization
Your channel is not eligible to join the YouTube Partner Program.
Learn more
SOCIAL MEDIA
Dashboard
Content
Analytics
Commen...
Earn

DISCOVER AMAZE IN SOCIAL MEDIA PLATFORMS

ONCE YOU HIT 500 SUBSCRIBERS

→

EARN/MONETIZE



Studio
Important notifications
Welcome to YouTube Partner Programme!
Congratulations! You have been accepted into the YouTube Partner Programme. You can now monetise your channel and contact support.
Learn more
Dashboard
Content
Analytics
Commen...
Earn

ACHIEVE MONETIZATION ON YOUR PLATFORM

→

CREATE/DESIGN



teespring.com/design-launch...
DESIGN
STYLES
LAUNCH
Design your product *
Max file size of 50MB
Add Image
Add Text
Design with Adobe Express on desktop
Choose product colors *
Select up to 5 backgrounds for your product
Set your pricing *
Close
18

CREATE PRODUCTS & SET UP SHOP

→

SELL/PROMOTE



my-store-f92b81.creator-spring.co...
Explore
Apparel
Accessories
Featured Products
Stay Wild All-over Tee
All-Over Print Unisex Tee
$48.00
20

GO LIVE. SELL. PROMOTE YOUR SHOP.

amaze

ADOBE
INTEGRATION TO
AND FROM AMAZE

PIETRA
50K CUSTOM PRODUCT
MANUFACTURERS

SOCIAL MEDIA
YOUTUBE
TWITCH
TIKTOK
LINKTREE
ONLY FANS
DISCORD

AMAZE STRATEGIC PARTNERS ↑

DATA & ANALYTICS
GOOGLE
SNOWFLAKE
TABLEAU

INVISIBLE STRUCTURE →

GLOBAL SUPPLY CHAIN
~40 PARTNERS

PAYMENTS & FULFILLMENT
STRIPE
PAYPAL
KLARNA

amaze

CREATE ANYTHING EXTRAORDINARY WITH ADOBE EXPRESS.


Powered by Adobe Express
Download
Add to Product
Generate image
Results
Generate


KOM
BUCHA
Cartoon dragonfruit
Generate


DESIGN
STYLES
LAUNCH
Design your product
Add Image
Add Text
Design with Adobe Express
Choose product colors
Set your pricing
USA
EUR
$ 23.99
Advanced
Choose how you showcase this design in your store
Continue
Preview
Design

FROM CREATOR DREAMS
TO REAL PRODUCTS.
ADOBE EXPRESS WITH AI INTEGRATION
ON SPRING EMPOWERS CREATION
WITHOUT LIMITATION

amaze

CREATE ANYTHING, SELL ANYWHERE. COMMERCE MEETS ADOBE EXPRESS.


Download
Share
Add-ons
Search add-ons
Discover
Your add-ons
Amaze Storefront
Lumesi
Google Photos
1512 × 59 Hug
Page 1 / 1 - Add title
COW YOU DOIN'?
Amaze Storefront
Your store is ready!
Now, select a product to sell in your store
Design Tip:
Make sure to set your design's background color to "no-fill" to keep it transparent on your Amaze product.
Sell your art with ease!
Select a product from the options below, we'll get your artwork added and take care of the rest.
Select a product, we'll create your online store.
View all

→ SPRING by amaze

amaze

EASILY SELL ANYWHERE.

WITH SOCIAL INTEGRATIONS AND MARKETPLACE

Youtube
Twitch
TikTok
Linktree
Only Fans
Discord
Beacons


SPRING
Go
Account
New Products
Best Sellers
Apparel
Hats
Digital
Home and Decor
Accessories
Collections
Discover Creators
Create Products
Discover. Create.
Make it Yours.
Find unique products from creators or start selling your own. It's time to get creative and show the world what you've got.
Start creating, it's free
ACID TRIP
HAVE A NICE DAY


SPRING
BOX BOX


THEORIES
NIA D


+ FREE
mystery
GIFT

CUSTOM PRODUCTS


CAN I SPRING IT?
YES YOU CAN!
PLUSHIES. APPAREL. HOMEWARES. DECOR.
AND EVERYTHING ELSE YOU CAN DREAM OF.
SPRING


CONFIDENTIAL
24
1 2 3 4 5 6
7 8 9 10 11 12
13 14 15 16 17 18
19 20 21 22 23 24
24 VINYL MINIATURES


Simon's Cat
@SimonsCat
Simon's Cat x Rubik's Cube available to PRE-ORDER now:
bit.ly/scrubikscube [Limited Time Only] Designed by Simon Tofield, the cube features 54 new sketches and beloved characters. This is one fun item to own or gift!
Simon's Cat
x
Rubik's
AVAILABLE FOR PREORDER
GET YOURS NOW!
0:02

UNMATCHED DATA AND INSIGHTS ON CREATORS.

11.4 MILLION SELLERS
500 MILLION UNIQUE FANS
IN OVER 100 COUNTRIES


amaze

CREATOR DATA

GMV (Items Only)	GMV (Shipping Only)	GMV (Total)	Unique Orders	AOV
$249,909	$29,977	$279,885	3,798	$73.69

6.2M
Avg. Likes

629.9M
Followers

0.98%
Engagement Rate



Followers by Month
630M
620M
610M
2023-11
2023-12
2024-01
2024-02
2024-03
2024-04
2024-05



Likes by Month
10M
8M
6M
2023-11
2023-12
2024-01
2024-02
2024-03
2024-04
2024-05

Lookalikes

- Delta Rush (Soccer) — deltarushfootball
- Breakout Talent LLC — breakouttalentmgmt
- Marco Delgato (Creator) — marcomakesit
- Maria Vanesse (Politician) — busybrandstudio
- TwiceTheTrouble (Comedy) — twicethetroubleofficial



Campaign Name
Breakout by Campaign Name
Sweatshirt
Hat
Polo
Tote Bag
Tee-Shirt
Bookmarn
Postcard
82,964
74,633
61,573
30,742
14,935
9,545
5,493
29.6%
26.7%
22.0%
11.0%
5.3%
3.4%
2.0%
0K
20K
40K
60K
80K
100K
0%
10%
20%
30%
GMV
% of Total

Post Engagement



7.5M
5M
2.5M
0
May 1, 2024
Apr 30, 2024
Apr 28, 2024
Apr 27, 2024
Apr 25, 2024
Apr 24, 2024

75.4%
Audience Credibility

87.33%
Likers Credibility

Creator Brand Affinity

- Guinness
- Herbalife
- Theragun

Creator Interests

- Beer, Wine & Spirits
- Healthy Lifestyle
- Gaming
- Travel, Tourism & Aviation
- Sports

Units	Revenue per Unit	AOS	Unique Sellers	Fans
27,330	$19.82	1.31	1	18,593



GMV Over Time - by Day
80K
70K
60K
50K
40K
30K
20K
10K
0K
6/1/21
12/1/21
6/1/22
12/1/22
6/1/23
12/1/23
6/1/24

FAN DATA

Location by country

Brazil	12.35%
India	8.24%
Indonesia	7.22%

Age & Gender split



2.26%
4.06%
13-17
12.13%
25.33%
18-24
13.01%
29.55%
25-34
2.28%
8.52%
35-44
0.86%
2%
45-64

Follower Brand Affinity

Nike	6.68%
Apple	6.6%
Adidas	5.44%
Walt Disney	4.37%
BMW	2.8%

Likers Brand Affinity

Nike	7.96%
Apple	6.89%
Adidas	6.33%
Walt Disney	3.31%
Travelgram	3.26%

Audience Interests

Interests	Likers	Followers
Friends, Family & Relationships	2,126,997 / 34.5%	200,205,016 / 31.82%
Clothes, Shoes, Handbags & Accessories	1,733,748 / 28.12%	169,085,124 / 26.88%
Camera & Photography	1,934,676 / 31.38%	154,043,591 / 24.48%
Sports	2,187,279 / 35.47%	151,450,267 / 24.07%
Travel, Tourism & Aviation	1,659,119 / 26.91%	146,263,618 / 23.25%
Cars & Motorbikes	1,337,626 / 21.69%	124,480,197 / 19.79%
Restaurants, Food & Grocery	1,070,676 / 17.36%	119,293,549 / 18.96%
Toys, Children & Baby	967,338 / 15.69%	119,293,549 / 18.96%
Music	1,133,825 / 18.39%	112,031,989 / 17.81%
Television & Film	1,004,653 / 16.29%	100,621,236 / 15.99%
Fitness & Yoga	967,338 / 15.69%	87,654,614 / 13.93%
Electronics & Computers	978,819 / 15.88%	86,098,745 / 13.69%
Pets	740,576 / 12.01%	85,579,703 / 13.6%
Art & Design	975,952 / 15.83%	80,393,054 / 12.78%
Beauty & Cosmetics	714,741 / 11.59%	[illegible]

Audience Brand Affinity

Brand	Likers	Followers
Nike	490,846 / 7.96%	42,012,232 / 6.68%
Apple	424,824 / 6.89%	41,493,189 / 6.6%
Adidas	390,382 / 6.33%	34,232,259 / 5.44%
Walt Disney	203,801 / 3.31%	27,489,112 / 4.37%
Bmw	134,912 / 2.19%	17,634,857 / 2.8%
Mercedes-benz	143,519 / 2.33%	16,597,402 / 2.64%
Starbucks	166,487 / 2.7%	13,485,035 / 2.14%
Netflix	88,984 / 1.44%	12,448,208 / 1.98%
Ferrari	94,724 / 1.54%	11,929,166 / 1.9%
Honda	126,298 / 2.05%	11,410,753 / 1.81%
Audi	80,370 / 1.3%	10,891,711 / 1.73%
Nikon	103,337 / 1.68%	10,891,711 / 1.73%
Travelgram	200,928 / 3.26%	10,373,297 / 1.65%

GEOGRAPHIC & PRODUCT EXPANSION.

LAUNCH MEXICO WITH KORNIT

COMPLETED

LAUNCH AUSTRALIA WITH DIRECT TO SUPPLIER

COMPLETED

EXPAND EUROPE AND COMPLETE VAT REQUIREMENTS IN PROGRESS

VAT in progress. Catalog expansion once completed.

LAUNCH INDIA POC

COMPLETED

INDIA MVP

IN PROGRESS


Take it easy
amaze

GOING PUBLIC: NYSE AMERICAN LISTING TARGET EARLY 2025


amaze

KEY POINTS

REVERSE MERGER WITH VINE DEFINITIVE AGREEMENT SIGNED NOVEMBER 4TH, 2024

POST-MERGER VALUATION OF $140 M

ADDITIONAL FUNDRAISING IN PROGRESS

ROTH CAPITAL PROPOSED LEAD INVESTMENT BANKING PARTNER

amaze

SIX MONTH PLAN

NYSE AMERICAN LISTING OF AMAZE SOFTWARE
Via reverse merger with Vine

STRATEGIC BRAND AWARENESS AND INVESTOR RELATIONS ACTIVATION

STRATEGIC ACQUISITIONS
Multiple targets lined up

GEOGRAPHIC EXPANSION
Phase 1 Completed

THIRD PARTY PRODUCT EXPANSION

FOCUS ON CASH MANAGEMENT & FINANCIAL OUTLOOK



SHORT TERM FOCUS

ADOBE PHASE 2 INTEGRATION

GLOBAL REACH AND AOV IMPROVEMENT.

TEESPRING MARKETPLACE RE-LAUNCH

Q4 2024

GLOBAL CUSTOMER ACQUISITION PARTNERSHIPS

NEW CONTRACTS SIGNED AND INTEGRATION.


amaze

KEY EXECUTIVES



AARON DAY
CEO &
CHAIRMAN OF BOARD



MIKE PRUITT
VICE-CHAIRMAN
OF BOARD



EZRA ROSENSAFT
CFO



DEREK FRANCIS
CRO



ELENA MADRIGAL
SVP PRODUCT, PRODUCT MARKETING
& MARKETING

WORLD CLASS INVESTORS HAVE JOINED THE MOVEMENT.

SAM ALTMAN - OpenAI

"I'm delighted to be an investor in Amaze Software," says Altman. "The company is making tremendous strides forward in the creator space, and I'm excited to join the team." *April 2023*

JERRY MURDOCK- Insight Partners

"As a Co-Founder of Insight Partners, I've focused on identifying and nurturing outstanding ventures. Amaze Software and its management team showcase remarkable resilience, thriving in tough conditions. I'm personally joining this round of investment alongside you." *May 2023*

ARJUN SETHI - Tribe Capital

"What we found most compelling about Amaze Software was its ability to amass first-party consumer data, use it to identify trends and empower creators to grow into the next big brand. Our analysis of growth and user engagement showed that Amaze customers recognize this value and keep coming back. We're thrilled to be a part of its journey." *May 2023*


amaze
WE ARE CREATOR POWERED COMMERCE
For more information contact: investor.relations@amaze.co